Filed under Rule 497(k)

Registration No. 333-08653

Seasons Series Trust

Real Return Portfolio

(the “Portfolio”)

Supplement dated December 22, 2016, to the

Summary Prospectus dated July 29, 2016, as amended to date

At the December 1, 2016 meeting of the Board of Trustees (the “Board”) of Seasons Series Trust, the Board approved an amendment to the Subadvisory Agreement (the “Amendment”) between SunAmerica Asset Management, LLC (“SAAMCo”) and Wellington Management Company LLP (“Wellington”) with respect to the Portfolio. Under the Amendment, effective December 1, 2016, SAAMCo will pay Wellington a subadvisory fee equal to 0.15% on the first $250 million, 0.10% on the next $250 million and 0.09% thereafter. Prior to December 1, 2016, SAAMCo paid Wellington a subadvisory fee with respect to the Portfolio equal to 0.15% on the first $500 million and 0.10% thereafter.

Under the Subadvisory Agreement, SAAMCo is solely responsible for payment of fees to Wellington and thus the Amendment does not impact any obligation of the Portfolio pursuant to such Agreement. Furthermore, the Amendment does not modify the services provided under the Subadvisory Agreement. The Amendment has been approved by the Board.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.